                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)   December 11, 1995


                         FORTUNE PETROLEUM CORPORATION
            (Exact Name of Registrant as specified in its charter)


         Delaware                        1-12334                 95-4114732
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


         30101 Agoura Court, Suite 110 Agoura Hills, California   91301
          (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code (818) 991-0526


                                      N/A
------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)

-------------------------------------------------------------------------------

         Registrant hereby amends its Current Report on Form 8-K, filed December 26, 1995, as follows:


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial information regarding Registrant's acquisition of an interest in the South Timbalier Block 76 from PetroFina S.A. appears on pages 2 through 6, below.

                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Fortune Petroleum Corporation



We have audited the accompanying statements of revenues and direct operating expenses of the oil and gas property interests acquired from PetroFina S.A. (the PetroFina Properties) for each of the years in the three-year period ended December 31, 1994. These statements of revenues and direct operating expenses are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

The accompanying statements were prepared as described in Note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the accompanying statements of revenues and direct operating expenses present fairly the revenues and direct operating expenses of the PetroFina Properties for each of the years in the three-year period ended December 31, 1994, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP

Houston, Texas
December 20, 1995

                         FORTUNE PETROLEUM CORPORATION

                           STATEMENT OF REVENUES AND
                           DIRECT OPERATING EXPENSES
                 ACQUIRED FROM PETROFINA S.A. (NOTE 1) FOR THE
            YEARS ENDED DECEMBER 31, 1992, 1993 AND 1994 AND FOR THE
           NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1995 (UNAUDITED)


                                                                                                    Nine Months Ended
                                                           Year Ended December 31,                    September 30
                                                 -----------------------------------------      ------------------------
                                                                                                      (unaudited)
                                                    1992           1993           1994            1994          1995
                                                  --------       --------       --------        --------      --------
REVENUES
   Sales of oil and gas, net of
    royalties                                    $2,101,807      $2,005,626     $1,599,418      $1,350,770    $1,508,258

DIRECT OPERATING EXPENSES                           304,171         229,199        700,031         117,232       252,073
                                                 ----------      ----------     ----------      ----------    ----------

REVENUES IN EXCESS OF DIRECT
   OPERATING EXPENSES                            $1,797,636      $1,776,427     $  899,387      $1,233,538    $1,256,185
                                                 ==========      ==========     ==========      ==========    ==========

See Notes to Statements of Revenues and Direct Operating Expenses for Assets Acquired.

                         FORTUNE PETROLEUM CORPORATION

         NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                ACQUIRED FROM PETROFINA S.A. FOR THE YEARS ENDED
                      DECEMBER 31, 1992, 1993 AND 1994 AND
       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1995 (UNAUDITED)


(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION

        The accompanying statements present the revenues and direct operating expenses of the working interests in certain oil and gas properties (the PetroFina Properties) purchased by Fortune Petroleum Corporation (the Company) from PetroFina S.A. (PetroFina) during December 1995 for $2.9 million. The PetroFina Properties are located in federal waters in the Gulf of Mexico.

        The accompanying statements of revenues and direct operating expenses were derived from the historical accounting records of PetroFina. Direct operating expenses include payroll, lease and well repairs, maintenance and other direct operating expenses.

        The unaudited statements of revenues and direct operating expenses for the nine months ended September 30, 1994 and 1995 include all material adjustments, which consist only of normal recurring adjustments necessary for a fair presentation, and are not necessarily indicative of results for an entire year.

        OMITTED HISTORICAL FINANCIAL INFORMATION

        Full historical financial statements, including exploration expense, general and administrative expenses, interest expense and income tax expense, have not been presented because they have not historically been allocated at this level. Historical depletion expense has not been included in such statements as the Company will adjust the basis in its purchase price allocation and the historical depletion will no longer be relevant.

        ACCRUAL BASIS STATEMENTS

        Memorandum adjustments have been made to the financial information derived from the predecessor owner in order to present the accompanying statements of revenues and direct operating expenses in accordance with generally accepted accounting principles.

        RELATED PARTY TRANSACTIONS

        All of the production from the PetroFina Properties was sold to a subsidiary of PetroFina. Gas production was sold for average prices of $1.73, $2.27 and $2.10 per Mcf during 1992, 1993 and 1994, respectively. Oil production was sold for average price of $17.71, $15.56 and $14.15 during 1992, 1993 and 1994, respectively.

(2)     GAS BALANCING POSITIONS

        The PetroFina Properties have an immaterial imbalance position as of December 31, 1995. The entitlements method is used; therefore, production imbalances are recorded at the sales price in effect at the time of production. Substantially all of the imbalance position is anticipated to be settled with production in future periods.

(3)     SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

        Total proved and proved developed oil and gas reserves of the PetroFina Properties at December 31, 1994, have been estimated based on reserve estimates prepared by Huddleston & Co., Inc. as of November 1, 1995, adjusted for production from Janaury 1, 1995 throught October 31, 1995. No comparable estimates were available for prior periods. Therefore, reserves for 1992, 1993 and 1994 have been calculated by adjusting the November 1, 1995 amounts for prior period producing activities and, consequently, no revisions of previous estimates have been reflected. All reserve estimates are based on economic and operating conditions existing at November 1, 1995. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) as of November 1, 1995 to estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of November 1, 1995, to be incurred in developing and producing the proved reserves. Income taxes were calculated without consideration of any remaining historical cost basis of the PetroFina Properties. The PetroFina Properties are located in federal waters in the Gulf of Mexico.

     Estimated Quantities of Oil and Gas Reserves:

                                                                         Year Ended December 31,
                                                  -----------------------------------------------------------------
                                                         1992                     1993                   1994
                                                  ----------------         ----------------        ----------------
                                                    Oil      Gas             Oil      Gas           Oil       Gas
                                                  (Mbbl)    (Mmcf)         (Mbbl)    (Mmcf)        (Mbbl)    (Mmcf)
                                                  ------    ------         ------    ------        ------    ------
Proved reserves:
  Beginning of year                                346      5,493           291      4,751          251      4,159
  Production                                       (55)      (742)          (40)      (592)         (34)      (533)
                                                   ---      -----           ---      -----          ---      -----
  End of year                                      291      4,751           251      4,159          217      3,626
                                                   ===      =====           ===      =====          ===      =====

Proved developed reserves:
  Beginning of year                                346      5,493           291      4,751          251      4,159
  End of year                                      291      4,751           251      4,159          217      3,626
                                                   ===      =====           ===      =====          ===      =====

     Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (in 000s):

                                                                          As of December 31,
                                                               ------------------------------------------
                                                                1992             1993              1994
                                                               -------          -------           -------
Future cash inflows                                            $15,017          $13,011           $11,412
Future production costs                                         (2,597)          (2,368)           (1,668)
Future development costs                                          (200)            (200)             (200)
                                                               -------          -------           -------
Future net inflows before
   income taxes                                                 12,220           10,443             9,544
Income taxes                                                    (4,277)          (3,655)           (3,340)
                                                               -------          -------           -------
Future net cash flows                                            7,943            6,788             6,204
10% discount factor                                             (2,264)          (1,935)           (1,766)
                                                               -------          -------           -------
Standardized measure of
  discounted net cash flows                                     $5,679           $4,853            $4,438
                                                               =======          =======           =======

 Changes in Standardized Measure of Discounted Future Net Cash Flows from Proved Oil and Gas Reserves (in 000s)

                                                                        Year Ended December 31,
                                                                ----------------------------------------
                                                                 1992            1993              1994
                                                                ------          ------            ------
Standardized measure, beginning of year                         $6,515           5,679             4,853
   Sales, net of production costs                               (1,798)         (1,776)             (899)
   Net change in income taxes                                      450             445               225
Accretion of discount                                              512             505               259
                                                                ------          ------            ------
Standardized measure, end of year                               $5,679          $4,853            $4,438
                                                                ======          ======            ======

         (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information regarding Registrant's acquisition of an interest in the South Timbalier Block 76 from PetroFina S.A. appears on pages 7 through 11, below.


                         FORTUNE PETROLEUM CORPORATION

                    PRO FORMA COMBINED FINANCIAL INFORMATION

                    DECEMBER 31, 1994 AND SEPTEMBER 30, 1995


         The pro forma combined statements of operations reflect the results of operations for the year ended December 31, 1994 and period ended
September 30, 1995 as if the PetroFina acquisition of the South Timbalier Block 76 leasehold interests and this financing occurred as of January of each period.

         The acquisitions are reflected in the pro forma combined financial information using the purchase method of accounting. Accordingly, the carrying value of the properties acquired have been adjusted to reflect fair values assigned to assets and liabilities and are included in the Company's combined financial statements commencing on the date of such acquisition.

         The pro forma combined financial information should be read in conjunction with the Company's historical financial statements and related notes. The pro forma results of operations are not necessarily indicative of the results of operations had the acquisition occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.


                           PRO-FORMA COMBINED SUMMARY BALANCE SHEET

                                     SEPTEMBER 30, 1995

                                           ASSETS
                                                               PetroFina
                                                               Leasehold
                                             Historical        Interest         Pro forma
                                              Fortune         Acquisition      Adjustments     Pro Forma Combined
                                             ----------       -----------      -----------     ------------------
Total Current Assets                         $ 3,431,000       $1,087,000           --              $ 4,518,000
Property & Equipment
    Oil & Gas properties, accounted for
    using the successful efforts method       22,264,000        2,450,000           --               24,714,000
    Automotive, office & other                   336,000           --               --                  336,000
    Less-accumulated depreciation,
    depreciation & amortization               (9,100,000)          --               --               (9,100,000)
Other Assets                                   3,114,000           --               --                3,114,000
                                             -----------                                            -----------
                                             $20,045,000       $3,537,000           --              $23,582,000
                                             ===========       ==========                           ===========

                           LIABILITIES AND STOCKHOLDER'S EQUITY


Total Current Liabilities                    $ 4,639,000           --               --              $ 4,639,000
Total Long Term Liabilities                    1,687,000           --               --                1,687,000
Total Net Stockholder's Equity                13,719,000        3,537,000           --               17,256,000
                                             -----------        ---------                           -----------
Total Liabilities and Stockholder's Equity   $20,045,000       $3,537,000           --              $23,582,000
                                             ===========       ==========                           ===========

                         FORTUNE PETROLEUM CORPORATION

                          PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1994


                                                                      Petrofina
                                                                      Leasehold
                                               Historical              Interest        Pro forma         Pro forma
                                                 Fortune             Acquisition       Adjustments        Combined
                                               -----------           -----------       -----------       -----------
Revenues:
  Oil and gas sales                            $ 3,339,000           $1,599,000             -             $4,938,000
  Other                                             58,000                 -                -                 58,000
                                               -----------           ----------        ---------         -----------
                                                 3,397,000            1,599,000             -              4,996,000

Costs and expenses:(a)
   Oil and gas production costs                  1,090,000              700,000             -              1,790,000
   General and administrative                    1,020,000                 -                -              1,020,000
   Abandoned leasehold costs                       249,000                 -                -                249,000
   Dry hole expense                                195,000                                                   195,000
   Impairment to oil & gas properties            1,031,000                                                 1,031,000
   Depreciation, depletion and
    amortization                                 2,070,000                 -             380,000(1)        2,450,000
   Executive severance expense                     225,000                                                   225,000
   Interest expense                                460,000                 -                -                460,000
                                               -----------           ----------        ---------         -----------
                                                 6,340,000              700,000          380,000           7,420,000
                                               -----------           ----------        ---------         -----------

Income (loss) before income
  taxes                                         (2,943,000)             899,000         (380,000)         (2.424,000)

Income tax expense                                     -                   -                -                   -
                                               -----------           ----------        ---------         -----------

Net Income (loss)                              $(2,943,000)          $  899,000        ($380,000)        ($1,840,000)
                                               ===========           ==========        =========         ===========

Average number of common
  shares outstanding(b)                          2,638,672            1,321,117             -              3,959,789
                                               ===========           ==========        =========         ===========

Net income (loss) per common
  share                                        $     (1.12)
                                               ===========

Pro forma net income per common
  share                                                                                                  $     (0.61)
                                                                                                         ===========


(a) It is anticipated that there will be no indirect expense as a result of the asset acquisition.

(b) Acquisition shares computed using the private offering price of $3.22 per share for 1,321,117 shares.

                         FORTUNE PETROLEUM CORPORATION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995


                                                    Petrofina
                                                    Leasehold
                                    Historical       Interest       Pro forma           Pro forma
                                     Fortune       Acquisition     Adjustments           Combined
                                   -----------     -----------     -----------          ----------
Revenues:
  Oil and gas sales                $ 2,030,000       1,508,000                          $3,538,000
  Other                                153,000            -             -                  153,000
                                   -----------      ----------     ---------            ----------
                                     2,183,000       1,508,000                           3,691,000

Costs and expenses:(a)
   Oil and gas production costs      1,037,000         252,000          -                1,289,000
   General and administrative          855,000            -             -                  855,000
   Geological and geophysical costs    355,000                                             355,000
   Abandoned leasehold costs            28,000            -             -                   28,000
   Depreciation, depletion and
    amortization                       989,000            -          586,000(1)          1,515,000
   Interest expense                    533,000            -             -                  533,000
                                   -----------      ----------     ---------            ----------
                                     3,797,000         252,000       586,000             4,635,000
                                   -----------      ----------     ---------            ----------

Income (loss) before income
  taxes                             (1,614,000)      1,256,000      (586,000)             (944,000)

Income tax expense                        -               -            -                      -
                                   -----------      ----------     ---------            ----------

Net Income (loss)                  $(1,614,000)     $1,256,000     ($586,000)           $ (944,000)
                                   ===========      ==========     =========            ==========

Average number of common
  shares outstanding(b)              5,432,712       1,321,117          -                6,753,829
                                   ===========      ==========     =========            ==========

Net income (loss) per common
  share                            $     (0.32)
                                   ===========

Pro forma net income per common
  share                                                                                 $    (0.14)
                                                                                        ==========


(a) It is anticipated that there will be no indirect expense as a result of the asset acquisition.

(b) Acquisition shares computed using the private offering price of $3.22 per share for 1,321,117 shares.

                         FORTUNE PETROLEUM CORPORATION

          NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                 DECEMBER 31, 1994 AND SEPTEMBER 30, 1995


        An explanation of the pro forma adjustments is as follows:

         (1) Adjustment to reflect the depreciation, depletion and amortization of the acquired assets of $351,000, $380,000 and $586,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995, respectively, using an estimated adjusted acquisition cost to the Company of $2,120,000 at September 30, 1995 for the proved developed producing oil and gas properties (using units-of-production method).


                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FORTUNE PETROLEUM CORPORATION



Date:    January 5, 1996              By:  s/s TYRONE J. FAIRBANKS
                                          ---------------------------------
                                           Tyrone J. Fairbanks, President,
                                           Chief Executive Officer,
                                           Chief Accounting Officer
                                           and Chief Financial Officer




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